[LOGO]                                        [LOGO]

MAVERICK TUBE CORPORATION                         PRUDENTIAL STEEL

                                                  Partners In Quality


                              INVESTOR PRESENTATION

                                 November, 2000

--------------------------------------------------------------------------------

Forward Looking Statements

These slides accompany an oral presentation by Maverick Tube Corporation and Prudential Steel Ltd., which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including:

          oil and gas price volatility;

          steel price volatility;

          domestic and foreign competitive pressures;

          fluctuations in industry-wide inventory levels;

          the presence or absence of governmentally imposed trade restrictions;

          asserted and unasserted claims; and

          those other risks and uncertainties described on Maverick's Proxy Statement dated August 11, 2000 filed by Maverick in connection with its business combination with Prudential Steel Ltd.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and Prudential and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick and Prudential undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

--------------------------------------------------------------------------------

Maverick Tube/Prudential Prudential Steel business
Combination Completed September 22nd

         Combined companies create the leading North American welded tube producer

         Prudential holders to received 0.52 Maverick shares in an Exchangeable Share transaction

         Tax deferred transaction

         Pooling of Interests accounting treatment

         Commenced NYSE trading on September 25

--------------------------------------------------------------------------------
Maverick/Prudential Overview

        1.5 million tons of tubular products capacity

        Largest North American welded OCTG producer

        Diverse operations with 10 mills and 5 locations

        Highly efficient and low cost operations

        Well positioned for future growth

        Financially strong

--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities

          [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Longview, WA; Beaver Falls, PA; Hickman, AR; Conroe, TX]

          [Pie graph omitted - demonstrates 25% industrial products and 75% energy products]

--------------------------------------------------------------------------------
Maverick's History of Growth


         Capacity grew at a 16% CAGR from 1989-2000

         Sales grew at a 12% CAGR from 1989-1999

         [Graph Omitted- Tabular representation for EDGAR filing below]


Capacity (Short Tons 000)

                 1992      1993      1994      1995      1996      1997      1998     1999      2000
                 ----      ----      ----      ----      ----      ----      ----     ----      ----
                  427       477       477       577       669       669       669      669       974

Sales (Short Tons 000)

                 1992      1993      1994      1995      1996      1997      1998     1999      2000E
                 ----      ----      ----      ----      ----      ----      ----     ----      -----
                  172       229       215       276       345       470       428      338       508



--------------------------------------------------------------------------------
Prudential's History of Growth

        Significant expansion of capacity and sales

        Canadian energy pipe market share increased to 25%

         [Graph Omitted - Tabular representation for EDGAR filing below]


Capacity (Short Tons 000)


        1992      1993       1994        1995        1996        1997        1998        1999        2000
        ----      ----       ----        ----        ----        ----        ----        ----        ----
         265       265        265         350         350         375         440         550         550


Sales (Short Tons 000)(1)

        1992      1993       1994        1995        1996        1997        1998        1999       2000E
        ----      ----       ----        ----        ----        ----        ----        ----       -----
         110       229        290         213         284         407         200         257         405

(1)  Includes by-product and conversion tons


--------------------------------------------------------------------------------
Historical Combined Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                         Short Tons (000)


        1994            505

        1995            489

        1996            629

        1997            877

        1998            628

        1999            595

        2000*           920


Does not include the large diameter mill which will be fully operational in 2001.

*9 months actual and management estimates for 4Q 2000. Includes Prudential's by-product and conversion tons

--------------------------------------------------------------------------------

Broader Product Lines

    Energy Products

    - new and reworked wells, transportation of oil and gas, and other products

         -    Casing                1 1/2" thru 16"

         -    Tubing                Carbon and alloy grades

         -    Line Pipe             Complete end finishing

         -    Couplings             HIC resistant products for sour gas service

         -    Premium connections   80 ft Line Pipe

     Industrial Products

     -   construction, agricultural and industrial equipment, and other products

         -    HSS                   1 1/2" - 12"

         -    Standard Pipe         Rounds, squares, rectangles

         -    Piling                Custom products

         -    Cold drawn tubing     High tolerance products

--------------------------------------------------------------------------------

Competitive Strengths

         Innovative and diversified product lines

         Full range of products with new large diameter mill

         Low cost manufacturer - economies of scale

         High quality reputation - customer service focus

         Significant market share in sizes produced

--------------------------------------------------------------------------------

Potential Significant Financial Benefits

-        Increased earnings potential with reduced volatility

         - Combines earnings potential of US OCTG market with relative stability of Canadian OCTG market

- Larger market capitalization provides access to broader potential investor base

-        Strong balance sheet should reduce cost of capital

-        Improved cash flow through tax optimization

--------------------------------------------------------------------------------

Expected Substantial Operating Synergies

- Combined company becomes one of the largest purchasers of hot rolled steel in North America

         -        $10/ton reduction in steel costs = $.18/share EPS

- Opportunities to expand energy and industrial market shares in US and Canada

         - Sales of large diameter energy and HSS products to Prudential customers

         -        Sales of Longview plant HSS to Maverick West Coast customers


--------------------------------------------------------------------------------

Expected Substantial Operating Synergies


-        Improved plant utilization and reduced distribution costs

         - Supply some existing Maverick Canadian sales from Prudential's Calgary plant

-        Information technology efficiencies

         -        Expanded utilization of recent Maverick systems investments

         -        Broader application of ongoing E-commerce initiatives

-        Adoption of "best practices" from both companies

--------------------------------------------------------------------------------

1997 Combined Earning Capacity

        Energy and industrial tube markets were strong in 1997
        and the combined company produced impressive
        results . . . . .

                                      Maverick(1)    Prudential(2,3)   Combined

         Short Tons Shipped             498               407             905

         Revenue (US$)                  313               255             568

         EBITDA (US$)                    36                51              87


(1)  Maverick data is for calendar 1997

(2)  Converted to US Dollars at average 1997 exchange rate of: CN$1.38=
     US$1.00

(3)  Includes by-product and conversions tons

--------------------------------------------------------------------------------

Capabilities Added Since 1997 Cycle

         - Additional finishing line at Hickman, AR and improved process efficiency at Conroe, TX

         -    Acquisition of Beaver Falls, PA cold drawn tubing facility

         - Large diameter mill at Hickman, AR expands OCTG, line pipe and HSS product line

         -    New Longview, WA facility

         -    Calgary mill #1 restart and new finishing equipment

        -     New premium thread facility for critical applications

--------------------------------------------------------------------------------

Strong Combined Balance Sheet

                                 (In millions of US$, except for percentages)

                                              September 30, 2000


                                   Maverick      Prudential(1)    Consolidated
                                   --------      ----------       ------------

Working Capital                      60.7            50.1             110.8

Total Assets                        244.5           146.6             391.1

Total Debt                           64.8            22.6              87.4

Shareholder's Equity                114.0            88.8             202.8

Total Debt/Book Capitalization       36.2%           20.3%             30.1%

(1)  Converted to US Dollars at exchange rate of CN$1.51=US$1.00

--------------------------------------------------------------------------------

Combined Company Business Strategy

        Supply North American energy markets with broader OCTG and Line Pipe product offerings

        Complete large mill expansion with successful energy and industrial market entry

        Expand market penetration of Longview and Beaver Falls facilities

        Increase margins by implementing actions to achieve operating and financial synergies

--------------------------------------------------------------------------------


[LOGO]                                            [LOGO]
MAVERICK TUBE CORPORATION                         PRUDENTIAL STEEL
                                                  Partners In Quality

                                Business Overview

--------------------------------------------------------------------------------

U.S. Drilling Activity Has Reached 1997 Cycle Level
Source:  Baker Hughes

[Graph Omitted - Tabular representation for EDGAR filing below]

                                       Rigs Running

                              Gas Rigs            Oil Rigs
                              --------            --------

1Q95                              372                324
2Q95                              342                316
3Q95                              404                321
4Q95                              423                329

1Q96                              414                287
2Q96                              461                291
3Q96                              494                296
4Q96                              489                353

1Q97                              496                358
2Q97                              550                383
3Q97                              593                396
4Q97                              624                369

1Q98                              598                363
2Q98                              584                276
3Q98                              557                235
4Q98                              504                188

1Q99                              434                119
2Q99                              396                128
3Q99                              530                118
4Q99                              625                148

1Q00                              615                156
2Q00                              646                199
3Q00                              776                204


11/03/00 = 1,078 [Gas, Oil and other Rigs]

--------------------------------------------------------------------------------

Strong Canadian Drilling Levels Expected in 2000/2001 Drilling Season

[Graph Omitted - Tabular representation for EDGAR filing below]

                                    Canadian Rigs Running

                      1995     1996     1997     1998     1999     2000
                      ----     ----     ----     ----     ----     ----

FQ1                    327      341      395      463      290      480

FQ2                    146      150      255      174      104      245

FQ3                    220      275      398      205      253      313

FQ4                    225      317      451      201      337


11/03/00 = 362

Source: Baker Hughes
--------------------------------------------------------------------------------

Oil Prices and U.S. Oil Drilling

Source:  Baker Hughes, Spears & Associates

[Graph Omitted - Tabular representation for EDGAR filing below]

                             Oil Drilling         Oil Prices
                            (Rigs Drilling)      (WT 1 $/BBL)
                             ------------        -----------

1Q95                            324                $18.41
2Q95                            316                $19.35
3Q95                            321                $17.89
4Q95                            329                $18.16

1Q96                            287                $19.61
2Q96                            291                $21.63
3Q96                            296                $21.94
4Q96                            353                $24.65

1Q97                            358                $23.46
2Q97                            383                $19.92
3Q97                            396                $19.73
4Q97                            369                $20.22

1Q98                            363                $16.08
2Q98                            276                $14.77
3Q98                            235                $14.13
4Q98                            188                $13.09

1Q99                            119                $13.09
2Q99                            128                $17.68
3Q99                            118                $21.59
4Q99                            148                $24.30

1Q00                            156                $28.88
2Q00                            199                $29.04
3Q00                            204                $30.62

11/3/00 = 232

--------------------------------------------------------------------------------
Oil Prices and Canadian Oil Drilling

Source:  CAPP, Daily Bulletin, Gov't. Canada

[Graph Omitted - Tabular representation for EDGAR filing below]

                          Wells Drilled          WTI Price
                            (Wells)              (US$/BBL)
                          -------------          ---------

1Q95                            852                $17.15
2Q95                          1,107                $18.10
3Q95                          1,507                $16.40
4Q95                          1,383                $16.91

1Q96                          1,244                $20.48
2Q96                          1,281                $21.59
3Q96                          1,966                $22.36
4Q96                          2,084                $24.52

1Q97                          1,662                $22.77
2Q97                          1,721                $19.94
3Q97                          2,739                $19.80
4Q97                          2,436                $19.91

1Q98                          1,497                $15.97
2Q98                            710                $14.68
3Q98                            554                $14.14
4Q98                            378                $12.92

1Q99                            318                $12.97
2Q99                            381                $17.43
3Q99                            834                $21.66
4Q99                          1,202                $24.74

1Q00                          1,264                $28.77
2Q00                          1,205                $28.52
3Q00                          1,233                $34.10

--------------------------------------------------------------------------------

Gas Prices and U.S. Gas Drilling

Source:  Baker Hughes, Spears & Associates

                             Gas Drilling        Gas Prices
                           (Rigs Drilling)        ($/MCF)
                             ------------        -----------

1Q95                            372                $1.36
2Q95                            342                $1.46
3Q95                            404                $1.40
4Q95                            423                $1.84

1Q96                            414                $2.79
2Q96                            461                $2.19
3Q96                            494                $2.04
4Q96                            489                $2.88

1Q97                            496                $2.59
2Q97                            550                $2.04
3Q97                            593                $2.37
4Q97                            624                $2.80

1Q98                            598                $2.11
2Q98                            584                $2.18
3Q98                            557                $1.96
4Q98                            504                $1.87

1Q99                            434                $1.73
2Q99                            396                $2.19
3Q99                            530                $2.49
4Q99                            625                $2.45

1Q00                            615                $2.53
2Q00                            646                $3.53
3Q00                            776                $4.44

11/03/00                        845

--------------------------------------------------------------------------------

Gas Prices and Canadian Gas Drilling

Source:  CAPP, Daily Oil Bulletin, Gov't. Canada

                           Wells Drilled   Alberta Spot Gas Prices
                              (Wells)           (US$/MMBTU)
                           -------------   -----------------------

1Q95                          1,108                $0.83
2Q95                          1,042                $0.92
3Q95                            714                $0.80
4Q95                            754                $0.97

1Q96                          1,185                $1.12
2Q96                            766                $0.86
3Q96                            863                $0.90
4Q96                            856                $1.39

1Q97                          1,341                $1.69
2Q97                            934                $1.23
3Q97                          1,354                $1.14
4Q97                          1,225                $1.92

1Q98                          1,255                $1.13
2Q98                          1,163                $1.34
3Q98                          1,218                $1.29
4Q98                            951                $1.53

1Q99                          1,563                $1.50
2Q99                          1,249                $1.76
3Q99                          1,674                $2.02
4Q99                          1,814                $2.03

1Q00                          1,775                $2.13
2Q00                          1,897                $2.93
3Q00                          1,766                $4.24



--------------------------------------------------------------------------------

U.S. Tubular Shipments and Prices Continue to Increase

[Graph Omitted - Tabular representation for EDGAR filing below]


(Price Indexed to 1/96) (Tons Shipped 000)


                          Jan-96      Feb-96      Mar-96      Apr-96      May-96      Jun-96
U.S. OCTG Price Index        100    100.3802    100.6337    100.7605    101.2674    102.0279
U.S. Domestic Shipments      145         134         151         158         154         147

                          Jul-96      Aug-96      Sep-96      Oct-96      Nov-96      Dec-96      Jan-97      Feb-97
U.S. OCTG Price Index   102.0279    103.2953    103.8023    104.0558     104.436     104.943    105.1965    105.7034
U.S. Domestic Shipments      155         178         183         186         166         211         164         182

                          Mar-97      Apr-97      May-97      Jun-97      Jul-97      Aug-97      Sep-97      Oct-97
U.S. OCTG Price Index   107.4778    108.4918    110.0127    111.4068    112.4208    113.6882    114.0684    114.3219
U.S. Domestic Shipments      195         222         262         252         282         268         242         239

                          Nov-97      Dec-97      Jan-98      Feb-98      Mar-98      Apr-98      May-98      Jun-98
U.S. OCTG Price Index   114.5754    114.8289   115.0824    114.9556    114.1952     113.1812    112.9278    111.7871
U.S. Domestic Shipments      214         221        230         227         213          205         168         150


                          Jul-98      Aug-98      Sep-98      Oct-98      Nov-98      Dec-98      Jan-99      Feb-99
U.S. OCTG Price Index   109.7592    108.1115    104.6895    102.9151    101.1407    98.47909    96.07098    93.91635
U.S. Domestic Shipments      145         126         108         107          56          72      91.136      70.459


                          Mar-99      Apr-99      May-99      Jun-99      Jul-99      Aug-99      Sep-99
U.S. OCTG Price Index    91.3815    90.36755    89.48035     89.6071    89.73384    90.36755    92.14195
U.S. Domestic Shipments   65.085      80.676      84.749      84.315       94.65     108.883     135.431

                          Oct-99      Nov-99      Dec-99      Jan-00      Feb-00      Mar-00      Apr-00      May-00
U.S. OCTG Price Index   94.04309    95.81749    98.47909    100.2535    101.7744       103.9      105.2       107.1
U.S. Domestic Shipments   171.53      171.027     177.251     189.325    201.137       243.2      224.2         235

                          Jun-00      Jul-00
U.S. OCTG Price Index      109.4       110.5
U.S. Domestic Shipments    250.7       259.4


Source:  Raymond James and Assoc.


--------------------------------------------------------------------------------


Canadian Tubular Shipments and Prices Approach 1997 Levels

[Graph Omitted - Tabular representation for EDGAR filing below]

(Price Indexed to 1/96) (Tons Shipped 000)


                              Jan-96      Feb-96      Mar-96      Apr-96      May-96      Jun-96      Jul-96
Canadian OCTG Price Index      100         100        99.8        100.5       102.7       101.3       103.5
Canadian Domestic Shipments     41          41          39          14          19          34          38


                              Aug-96      Sep-96      Oct-96      Nov-96      Dec-96      Jan-97      Feb-97      Mar-97     Apr-97
Canadian OCTG Price Index      102.1       102.9       100.3       102.7       102.2       102.6       101.8       103.4       102
Canadian Domestic Shipments      43          34          46          45          39          46          47          45        28

                              May-97      Jun-97      Jul-97      Aug-97      Sep-97      Oct-97      Nov-97      Dec-97     Jan-98
Canadian OCTG Price Index     101.2       101.1       101.2       103.2       102.6       103.2       104.3       104.7      103.8
Canadian Domestic Shipments     42          48          59          49          53          59          56          53         56


                              Feb-98      Mar-98      Apr-98      May-98      Jun-98      Jul-98      Aug-98      Sep-98     Oct-98
Canadian OCTG Price Index     104.9       106.4       108.6       107.4       109.7       109.4       109.3       109.2       106.4
Canadian Domestic Shipments     53          38          15          26          29          21          25          22          21

                              Nov-98      Dec-98      Jan-99      Feb-99    Mar-99      Apr-99      May-99
Canadian OCTG Price Index     106.8       107.2       106.5       106.3        106       104.4       102.6
Canadian Domestic Shipments     23          21          24          21         14           4          12

                                    Jun-99      Jul-99      Aug-99      Sep-99      Oct-99      Nov-99      Dec-99
Canadian OCTG Price Index            102.7       102.9       103.1         103       103.8       105.3       105.9
Canadian Domestic Shipments             23          22          31          41          33          39          39

                                      Jan-00     Feb-00     Mar-00      Apr-00      May-00      Jun-00
Canadian OCTG Price Index            106.5       107.1      107.9        107.9       107.9       107.9
Canadian Domestic Shipments             44          44       40           17.1        36.5        42.7


Source:  Raymond James and Assoc.

--------------------------------------------------------------------------------

U.S. OCTG Industry Utilization And Maverick's Selling Prices

Source:  Preston Pipe Report, Historical Data

[Graph Omitted - Tabular representation for EDGAR filing below]

                             Utilization          Prices
                             (Percentage)         ($/Ton)
                             ------------        -----------

1Q95                            59.1%              $667
2Q95                            57.3%              $657
3Q95                            59.4%              $644
4Q95                            57.4%              $664

1Q96                            60.3%              $663
2Q96                            67.9%              $649
3Q96                            72.0%              $652
4Q96                            75.4%              $656

1Q97                            82.2%              $668
2Q97                            85.6%              $681
3Q97                            85.4%              $698
4Q97                            73.9%              $717

1Q98                            66.6%              $736
2Q98                            57.8%              $724
3Q98                            32.7%              $669
4Q98                            27.1%              $630

1Q99                            32.2%              $577
2Q99                            42.0%              $542
3Q99                            54.1%              $536
4Q99                            73.0%              $559

1Q00                            79.0%              $618
2Q00                            80.0%              $637
3Q00                            76.2%              $668

--------------------------------------------------------------------------------

Maverick Steel Prices

[Graph Omitted - Tabular representation for EDGAR filing below]

                    $/Ton
                    -----

F1Q95               $340.00
F2Q95               $357.00
F3Q95               $345.00
F4Q95               $320.00

F1Q96               $316.00
F2Q96               $314.00
F3Q96               $326.00
F4Q96               $325.00

F1Q97               $336.00
F2Q97               $336.00
F3Q97               $323.00
F4Q97               $324.00

F1Q98               $318.00
F2Q98               $311.00
F3Q98               $307.67
F4Q98               $295.00

F1Q99               $272.33
F2Q99               $258.00
F3Q99               $256.67
F4Q99               $294.33

F1Q00               $296.67
F2Q00               $299.00
F3Q00               $299.00

F3Q00 (Repl. Cost)  $260.00

Source:  Historical Data

--------------------------------------------------------------------------------
U.S. OCTG Imports

Source:  U.S. Census Bureau, Mgmt. Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                  Import
                               Import             Market
                             Tons (000)           Share
                             ------------        -----------

1Q95                          52,829              13.1%
2Q95                          63,014              13.8%
3Q95                          28,319               6.6%
4Q95                          36,235               8.0%

1Q96                          40,550               8.6%
2Q96                          50,628              10.1%
3Q96                          64,025              11.6%
4Q96                          58,259              13.1%

1Q97                          97,275              18.4%
2Q97                          94,142              16.6%
3Q97                         110,342              15.1%
4Q97                         107,251              19.2%

1Q98                         115,194              20.5%
2Q98                          93,041              23.0%
3Q98                          86,952              17.5%
4Q98                          47,969              13.2%

1Q99                          26,353               9.2%
2Q99                          25,222               8.1%
3Q99                          33,991               9.0%
4Q99                          83,123              17.0%

1Q00                         136,086              28.0%
2Q00                         175,942              30.3%
3Q00                         196,551              30.3%

--------------------------------------------------------------------------------

U.S. OCTG Industry Inventory and Months of Supply

Source:  Duane Murphy & Associates, Mgmt. Estimates



                             OCTG Inventory        Months
                             (Tons (000))          Supply
                             ------------        -----------

1Q95                           728,000                4.8
2Q95                           693,697                4.9
3Q95                           683,035                4.5
4Q95                           698,035                4.5

1Q96                           725,035                4.3
2Q96                           739,035                4.0
3Q96                           763,035                5.2
4Q96                           782,034                4.4

1Q97                           854,034                4.5
2Q97                         1,027,034                4.2
3Q97                         1,062,034                5.7
4Q97                         1,131,034                6.0

1Q98                         1,196,034                8.9
2Q98                         1,279,377                7.7
3Q98                         1,128,377                9.3
4Q98                           975,377               10.3

1Q99                           909,377                9.1
2Q99                           830,000                6.6
3Q99                           758,000                4.7
4Q99                           773,000                4.8

1Q00                           874,000                4.5
2Q00                           994,000                4.5
3Q00                         1,075,000                5.0


--------------------------------------------------------------------------------


 Conclusions

        The Maverick / Prudential combination creates a stronger company with minimal redundancy

        Strong commodity prices and drilling activity expected to provide near-term earnings growth

        Larger market capitalization and broader shareholder base improves liquidity and capital access

        Combined company is well positioned to pursue future growth opportunities

--------------------------------------------------------------------------------

[LOGO]                                        [LOGO]

MAVERICK TUBE CORPORATION                     PRUDENTIAL STEEL

                                              Partners In Quality